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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 31, 1996

                         Commission File Number 0-11688


                          AMERICAN ECOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                              95-3889638
----------------------------------         -----------------------------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                    Identification Number)




             805 W. Idaho
             Ste. 200
             Boise, Idaho                               83702-1779
----------------------------------------     ------------------------------
(Address of principle executive offices)                (Zip Code)



                               (208) 331-8400
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                                            YES /x/      NO /  /





AMERICAN ECOLOGY CORPORATION                                           FORM 8-K


SEC File Number 00-11688
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ITEM 5.  OTHER EVENTS.

       On December 31, 1996, American Ecology Corporation (the "Company") and its subsidiaries as guarantors, entered into a Third Amended Credit Agreement (the "Agreement") with Texas Commerce Bank National Association (the "Bank"), amending and restating the Company's existing secured debt agreement.

       The new loan terms extend the maturity date of the Company's existing debt to December 31, 2000. Interest at the rate of 7% will accrue on the debt and be added to the principal balance through December 1998. Thereafter, interest will be paid quarterly at the greater of 10% or prime. Repayment of principal commences with a $5.0 million payment due December 31, 1999, and $250,000 quarterly payments thereafter. The Bank receives warrants, exercisable only upon maturity of the loan, or a monetary default, to purchase up to 10% of the Company's then outstanding common stock at a price of $1.50 per share. The warrants are eliminated when the Company pays the difference between the 7% accrued interest and the greater interest rate of 10% or prime for the period of October 31, 1996 to December 31, 1998, at loan maturity. The financial covenants were also amended, and the Bank agreed to permit the Company to use certain capital freed up by the restructuring as working capital. The Company is prohibited from paying dividends on its common stock until the debt is fully paid.

       As a condition to the Agreement, the Company was required to raise $3.0 million in additional equity on or before December 31, 1996 which it accomplished on November 15, 1996 through the issuance of a new Series E Redeemable Convertible Preferred Stock to two of its directors. That transaction was previously reported on SEC Form 8-K dated November 27, 1996. Additionally, the Agreement requires the Company use its best efforts to raise an additional $2.0 million in equity capital on or before June 30, 1997. The Agreement is effective as of October 31, 1996.

       The Agreement is attached hereto and incorporated herein as an exhibit.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

       99.8   Third Amended and Restated Credit Agreement Among American
       Ecology Corporation and its Subsidiaries as Guarantors and Texas
       Commerce Bank National Association, as executed on December 31, 1996.
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AMERICAN ECOLOGY CORPORATION                                           FORM 8-K





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           American Ecology Corporation



Dated February 12, 1997                    By:  /s/ Jack K. Lemley
                                           ------------------------------------
                                           Jack K. Lemley
                                           Chairman and Chief Executive Officer
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                                                                    EXHIBIT 99.8




                         THIRD  AMENDED  AND  RESTATED

                               CREDIT   AGREEMENT




                                     AMONG


                           AMERICAN  ECOLOGY  CORP.,
                                 AS THE COMPANY

                        THE SUBSIDIARIES OF THE COMPANY
                          LISTED AS GUARANTORS HEREIN


                                      AND


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION




                          DATED AS OF OCTOBER 31, 1996